UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 29, 2003

INFONET SERVICES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	333-88799	95-4148675
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2160 E. Grand Avenue

El Segundo, California 90245

(Address of Principal Executive Offices)

(310) 335-2600

(Registrant’s telephone number, including area code)

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1 Infonet Services Corporation press release dated April 29, 2003.

ITEM 9.	Regulation FD Disclosure (furnished under Item 12)

On April 29, 2003, Infonet Services Corporation (“Infonet”) issued the press release attached hereto as Exhibit 99.1. Infonet is furnishing this information under “Item 12. Results of Operations and Financial Condition” of this Current Report in accordance with SEC Release No. 33-8216.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2003	Infonet Services Corporation (registrant)

	By:	/s/ PAUL A. GALLEBERG
	Name:	Paul A. Galleberg
	Its:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description of Exhibit
99.1	Infonet Services Corporation press release dated April 29, 2003